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                                                                    EXHIBIT 10.6

                                   [HAWK LOGO]


November 1, 1996


Mr. Ronald E. Weinberg
c/o Weinberg Capital Corporation
Suite 29-2500
200 Public Square
Cleveland, Ohio  44114-2301


Re:      AMENDMENT OF WAGE CONTINUATION AGREEMENT


Dear Ron:

         This letter will confirm that the reference in Section 1(a) of that certain Wage Continuation Agreement, dated as of June 30, 1995, by and between Hawk Corporation (f.k.a. The Hawk Group of Companies, Inc.), a Delaware corporation, and Ronald E. Weinberg to that certain "Employment Agreement entered into between the Corporation and the Employee on June 30, 1995" is hereby amended to "Employment Agreement entered into between the Corporation and the Employee as of November 1, 1996, as amended and/or restated from time to time."

         Please acknowledge the foregoing by signing the enclosed copy of this letter below and returning it to Steven C. Bersticker, Esq. in the enclosed, postage-prepaid envelope as soon as possible.

                                      HAWK CORPORATION


                                      By: /s/ Norman C. Harbert
                                          ----------------------------------
                                             Norman C. Harbert, Chairman

Enclosure

ACKNOWLEDGED AND AGREED:


/s/ Ronald E. Weinberg
-------------------------------------
Ronald E. Weinberg